UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2009

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-9165	38-1239739
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2825 Airview Boulevard, Kalamazoo, Michigan		49002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Stryker Corporation (the Company) issued a press release on January 27, 2009 announcing its fourth quarter and year end 2008 operating results.  A copy of this press release is attached hereto as Exhibit 99.1.

In its press release, the Company made references to the following financial measures:  "constant currency," "adjusted net earnings from continuing operations" and "adjusted diluted net earnings per share from continuing operations."  These financial measures are an alternative representation of the Company's past and potential future operational performance and do not replace the presentation of the Company's reported financial results under U.S. generally accepted accounting principles (GAAP). The Company has provided these supplemental non-GAAP financial measures because they provide meaningful information regarding the Company's results on a consistent and comparable basis for the periods presented.  Management uses these non-GAAP financial measures for reviewing the operating results of its business segments, for analyzing potential future business trends in connection with its budget process and bases certain annual bonus plans on these non-GAAP financial measures.  In order to measure the Company's sales performance on a constant currency basis, it is necessary to remove the impact of changes in foreign currency exchange rates which affects the comparability and trend of sales.  Constant currency results are calculated by translating current year results at prior year average foreign currency exchange rates.  In order to measure the Company's earnings performance on a consistent and comparable basis, the Company excludes the restructuring charges recorded in 2008 and intangible asset impairment charge recorded in 2007, each of which affects the comparability of operating results and the trend of earnings.  In addition, the Company believes investors will utilize this information to evaluate period-to-period results on a comparable basis and to better understand potential future operating results.  The Company encourages investors and other users of these financial statements to review its consolidated financial statements and other publicly filed reports in their entirety and not to rely solely on any single financial measure.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 Press release dated January 27, 2009

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION

(Registrant)

January 27, 2009                                                          /s/ CURT R. HARTMAN

Date                                                                             Curt R. Hartman

Vice President, Finance